SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)  May 5, 2003

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

          Delaware               1-9608              36-3514169
          --------               ------              ----------
       (State or Other         (Commission          (IRS Employer
        Jurisdiction          File Number)       Identification No.)
      of Incorporation)

           Deerfield Corporate Centre One
            13010 Morris Road, Suite 100                 30004
               Alpharetta, Georgia                       -----
            (Address Principal Executive              (Zip Code)
                      Offices)

     Registrant's telephone number, including area code: (770) 670-2232







   ITEM 5.   OTHER EVENTS.

        On May 1, 2003, Newell Rubbermaid Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Commerzbank Capital Markets Corp. entered into an Underwriting Agreement (the "Seven Year Notes Underwriting Agreement") with respect to the offering and sale of unsecured and unsubordinated notes, consisting of $250,000,000 in 4.00% Notes due 2010 (the "Seven Year Notes") under the Company's shelf Registration Statements on Form S-3 (Registration Nos. 333-88050 and 333-103773). The sale is scheduled to close on May 6, 2003. The Seven Yean Notes will be issued pursuant to an Indenture dated as of November 1, 1995, between Newell Rubbermaid Inc. and JPMorgan Chase Bank (formerly The Chase Manhattan Bank (National Association)), as trustee (as filed with the Securities and Exchange Commission on November 14, 1995, File No. 033-64225) (the "Indenture").

        On May 1, 2003, Newell Rubbermaid Inc., Banc One Capital Markets, Inc. and BNP Paribas Securities Corp. entered into an Underwriting Agreement (the "Two Year Notes Underwriting Agreement") with respect to the offering and sale of unsecured and unsubordinated notes, consisting of $150,000,000 in 2.00% Notes Due May 1, 2005 (the "Two Year Notes") under the Company's shelf Registration Statement on Form S-3 (Registration No. 333-103773). The sale is scheduled to close on May 6, 2003. The Two Year Notes will be issued pursuant to the Indenture

        A copy of the Seven Year Notes Underwriting Agreement and the form of the Seven Year Notes are filed as Exhibits 1.1 and 4.1, respectively, to this Report on Form 8-K, and hereby are incorporated by reference herein. A copy of the Two Year Notes Underwriting Agreement and the form of the Two Year Notes are filed as Exhibits 1.2 and 4.2, respectively, to this Report of Form 8-K, and hereby are incorporated by reference herein.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS

        (c)  Exhibits.

             (1.1) Underwriting Agreement dated May 1, 2003, among Newell Rubbermaid Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Commerzbank Capital Markets Corp.

             (1.2) Underwriting Agreement dated May 1, 2003, among Newell Rubbermaid Inc., Banc One Capital Markets, Inc. and BNP Paribas Securities Corp.

             (4.1)     Form of 4.00% Notes due 2010.

             (4.2)     Form of 2.00% Notes Due May 1, 2005.



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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEWELL RUBBERMAID INC.


   Date:  May 5, 2003            By:   /s/ Andrea L. Horne
                                      -----------------------------------
                                      Andrea L. Horne
                                      Vice President - Corporate
                                      Development and Corporate Secretary










































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                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

       1.1 Underwriting Agreement dated May 1, 2003, among Newell Rubbermaid Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Commerzbank Capital Markets Corp.

       1.2 Underwriting Agreement dated May 1, 2003, among Newell Rubbermaid Inc., Banc One Capital Markets, Inc. and BNP Paribas Securities Corp.

       4.1        Form of 4.00% Notes due 2010.

       4.2        Form of 2.00% Notes Due May 1, 2005.





































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